UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HELIX ENERGY SOLUTIONS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2019

Meeting Information
HELIX ENERGY SOLUTIONS GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 15, 2019 Time: 8:30 AM CDT
Location: 3505 W Sam Houston Parkway North, Suite 400
Houston, TX 77043

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report      2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors

Nominees

01	Amerino Gatti 02 John V. Lovoi 03 Jan Rask

The Board of Directors recommends you vote FOR the following proposal(s):

2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year 2019.

3	Approval, on a non-binding advisory basis, of the 2018 compensation of our named executive officers.

4	Approval of the amendment and restatement of the Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan.

5	Approval of the amendment and restatement of the Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

HELIX ENERGY SOLUTIONS GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2019

8:30 a.m.

3505 West Sam Houston Parkway North

Suite 400

Houston, Texas 77043

Directions to the 2019 Annual Meeting can be

obtained at www.Helixesg.com/annualmeeting

or by calling 888.345.2347.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on May 15, 2019.

Notice is hereby given that the Annual Meeting of Shareholders of Helix Energy Solutions Group, Inc. will be held at our corporate office located at 3505 West Sam Houston Parkway North, Suite 400, Houston Texas 77043 on May 15, 2019 at 8:30 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at ..

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy or an email. Please make your request for a copy or an email as instructed on the reverse side of this notice on or before May 1, 2019 to facilitate timely delivery.

Matters intended to be acted upon at the Annual Meeting are listed below.

The Board of Directors recommends that you vote FOR proposals 1, 2, 3, 4 and 5.

1. Election of three Class I directors to serve a three-year term of office expiring at our 2022 annual meeting.

2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm by the Audit Committee of the Board of Directors for the fiscal year 2019.

3. Approval, on a non-binding advisory basis, of the 2018 compensation of our named executive officers.

4. Approval of the amendment and restatement of the Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan.

5. Approval of the amendment and restatement of the Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan.

6. Consideration of any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at:

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 14, 2019.

●	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to .. Follow the instructions to log in and order copies.

Telephone – Call us free of charge at 866.870.3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at with “HLX Materials Request” in the subject line.

Whether you make your request for copies via the internet, telephone or email, you will need to provide:

● The 11-digit control # located in the box in the upper right hand corner on the front of this notice – you will not be requested to provide any other personal information;

● Your preference to receive printed materials via mail -or- email;

● Your mailing or e-mail address, as applicable; and

●  If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or your Tax Identification Number in your message.